Confidential portions of this document have been

redacted and filed separately with the Commission.

EXHIBIT 10.5

AXW-P1900(B) SUPPLY AGREEMENT

This Product Supply Agreement is made on the              of November in the year 2003 between;

TeleCard Limited, having it’s registered office at World Trade Centre 75-East Blue Area, Fazul-ul-Haq road, Islamabad, Pakistan and Corporate office at World Trade Centre, 10 Khyaban-e-Roomi, Clifton, Karachi, Pakistan (hereinafter referred to as “TeleCard”)

and

Axesstel Inc., having it’s registered office at 6305 Lusk Blvd, San Diego, CA 92121, United States of America (hereinafter referred to as “Axesstel”)

TeleCard is a government licensed CDMA based Wireless-Local-Loop (WLL) operator and is engaged in development of its network in Pakistan. TeleCard wishes to purchase CDMA Terminals for onward supply to its customers. Axesstel having the required equipment, expertise and skill to provide the terminals has agreed to supply the goods to TeleCard.

The Parties now agree to the following:

1.	TeleCard shall purchase [***] Low-tier WLL terminals from Axesstel as follows:

1.1	Product

Model	Technology	Quantity	S/W
AXW-P1900(B)	CDMA2000 1xRTT	[***] units	Standard

1.2	Price table

Q/Year	2Q/04	3Q/04	4Q/04
Price	US$[***]	US$[***]	US$[***]
Min. Q’ty/Q	[***]	[***]	[***]

In case TeleCard purchases a total of [***] units over the same period, the price for the additional [***] units shall not be higher than US$ [***] per unit. The above unit prices are FOB Korea. In case TeleCard decides to use CIF Terms, the freight charges will be added at actuals to the per unit price. All prices in this Agreement are inclusive of printing [***].

2.	General Specification and Development Schedule

2.1	General Specifications

Form factor: WLL phone type (desktop)

Single-band CDMA 1xRTT, 1900MHz

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Chipset: Qualcomm MSM 5010 (1x chipset, no data service)

Power LED

Generates local dial tone (stutter-tone for v-mail indication)

Automatic sending of digits

Caller ID: 2 Line LCD

2 way SMS: From 3rd Quarter of 2004

Backup battery: 1,000mAh Ni-MH

No backlight

Charger: 110-250V AC-50~60Hz (with high voltage resistance as provided for

ACW- P1900)

Air interface standard: TIA/EIA/IS-2000

Frequency Range: TX 1850-1910 MHz & RX 1930-1990 MHz

Plastic Keyboard

RUIM not supported

Speakerphone/ hands-free mode not supported

PCO software could be added at TeleCard’s option at no extra cost, would be available from Q2 2004

The Phones delivered to TeleCard would be locked to the parameters of TeleCard network so that it cannot be used by any other operator using the 1900 MHz.

frequency range.

2.2	Schedule

Product Supply Agreement: D day

Product specification confirm: D + 7 days

Development: D + 70 days

Field Trial/ Acceptance/ type approval: D + 90 days

Any delay in the development of the phone will result in an adjustment of the delivery schedule accordingly.

3.	Upon type approval issued by the Pakistan Telecommunications Authority and field trials/ acceptance, TeleCard shall issue a single Purchase Order for each quarter’s requirement with multiple Letter of Credit against each PO. The quantity, the last date of shipment and partial shipping allowance will be mentioned in the Letter of Credit. TeleCard at its option may determine [***]. However, the quantity of a single delivery lot would not be less than [***] units.

4.	In lieu of warranty, Axesstel shall provide [***] percent ([***]%) extra quantity of the Goods (Swap Quantity) in each shipment to cover probable defective parts or malfunctioning of the Equipment. However, in case of any epidemic / large scale failure in the Goods, Axesstel will be liable to remove the defect / replace the faulty equipment, as required.

5.	Axesstel shall not [***]

6.	Any type of equipment for which Type Approval certificate has already not been obtained from Pakistan’s regulatory body—Pakistan Telecommunication Authority

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(PTA)— [***] shall be responsible to get the certification prior to first shipment. [***] shall extend support to [***] for processing the approval with the PTA. All direct costs of processing the type approval application and certificate will be borne by [***]. Type Approval fees are US$[***] per item. In case any costs are paid on becoming due by [***], these will be refunded / adjusted by [***]. Evidence and/or receipt should be sent to [***] by PTA or [***].

7.	[***]

8.	Axesstel agrees to provide to TeleCard the necessary Training and Test & Repair Equipment for setting up [***] Repair Centers in Pakistan to service/ repair the units being sold to TeleCard.

9.	For all Shipments, one hundred percent (100%) of the Price shall be paid by TeleCard through an at-sight L/C in favour of Axesstel. L/Cs shall be preferably established from a foreign first class bank (Citibank or ABN/Amro) to avoid confirmation charges. TeleCard will make best possible efforts to make this possible.

Signed for and on behalf of TELECARD LIMITED		Signed for and on behalf of AXESSTEL INC.

By (name)	JAVAID FIROZ	By (name)	MIKE KWON

Signature	/s/ Javaid Firoz	Signature	/s/ Mike Kwon

Title	Chief Executive Officer (CEO)	Title	Chairman of the Board

Date	Nov. 18, 2003	Date	Nov. 18, 2003

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